                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Centex Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            3333 Holding Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                               CENTEX CORPORATION


                                      and


                            3333 HOLDING CORPORATION



                              PROXY STATEMENT AND
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                              OF EACH CORPORATION


                            To Be Held July 22, 1999



                              --------------------


                                     INDEX


                                                                                                               PAGE
                                                                                                               ----
                                                 CENTEX CORPORATION

Notice of Annual Meeting of Stockholders......................................................................    1
Proxy Statement...............................................................................................    2

                                              3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders......................................................................   19
Proxy Statement...............................................................................................   20


                              --------------------


     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS. STOCKHOLDERS ARE ENCOURAGED TO REVIEW THE ACCOMPANYING PROXY STATEMENT OF EACH COMPANY CAREFULLY.

                               CENTEX CORPORATION
                                2728 N. HARWOOD
                              DALLAS, TEXAS 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 22, 1999

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation ("Centex"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood, in the City of Dallas, Texas, on Thursday, July 22, 1999, at 10:00 a.m. (C.D.T.) for the following purposes:

     1. To elect three directors comprising a class of directors to serve until the Annual Meeting of Stockholders in 2002 or until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Centex has fixed the close of business on June 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

     You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to sign, date and mail promptly the accompanying form of Centex proxy so that your Centex shares may be represented and voted at the meeting. Your Centex proxy will be returned to you if you choose to attend the meeting and request such return.

                                        By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                        Executive Vice President, Chief Legal
                                       Officer, General Counsel and Secretary




Dallas, Texas
June 23, 1999


     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                               CENTEX CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 1999

                                  INTRODUCTION

     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation ("Centex"), for use at the Annual Meeting of Stockholders of Centex to be held on July 22, 1999, and at any adjournment thereof (the "Annual Meeting"). The mailing address of the executive offices of Centex is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 23, 1999.

PURPOSES OF THE MEETING

    At the meeting, action will be taken upon the following matters:

        (1) Election of three directors comprising the class of directors to serve until the Annual Meeting of Stockholders in 2002 or until their successors are elected and qualified.

        (2) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors of Centex (the "Board" or the "Board of Directors") does not know of any matters that may be acted upon at the Annual Meeting other than the matters set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF CENTEX RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF CENTEX NAMED IN THE ACCOMPANYING CENTEX PROXY.


                               TANDEM SECURITIES

     On November 30, 1987, Centex distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly-owned subsidiary of Holding, is the general partner of CDC.

     The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") by and among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 1, 1999. At the close of business on the record date, the issued and outstanding capital stock of Centex entitled to vote at the Annual Meeting consisted of 59,441,124 shares of Centex Common Stock.

     The holders of Centex Common Stock will be entitled to one vote per share upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Restated Articles of Incorporation, as amended, nor the Amended and Restated By-laws of Centex provide for cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum. Abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum.

     Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the three nominees for director named in the proxy. The Board does not intend to present, and has no information that others will present, any business at the Annual Meeting other than as is set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any Centex Stockholder has the unconditional right to revoke his, her or its Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the Annual Meeting and voting in person or by written notice to Centex addressed to Raymond G. Smerge, Secretary, Centex Corporation, 2728 N. Harwood, Dallas, Texas 75201; however, no such revocation will be effective until received by Centex at or prior to the Annual Meeting.

     The cost of solicitation of proxies for the Annual Meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson & Company Inc., which will receive a fee of approximately $8,500 plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

MANAGEMENT

    The following table sets forth information as of June 1, 1999 with respect to the beneficial ownership of shares of Centex Common Stock by each director, each director nominee and each current executive officer named in the Summary Compensation Table under "Executive Compensation," individually itemized, and by all directors, director nominees and current executive officers of Centex as a group (12 persons). Except as otherwise indicated, all shares are owned directly and the owner has the sole voting and investment power with respect thereto.


                                                                                      CENTEX COMMON STOCK(1)
                                                                                    ----------------------------
                                                                                    NUMBER OF          PERCENT
                                                                                      SHARES           OF CLASS
                                                                                    -----------       ----------
Barbara T. Alexander ......................................................            12,500                 *
Alan B. Coleman ...........................................................           104,320                 *
Dan W. Cook III ...........................................................            69,820                 *
Juan L. Elek ..............................................................            67,820                 *
Timothy R. Eller ..........................................................           219,902                 *
Laurence E. Hirsch ........................................................         1,254,586              2.11%
Clint W. Murchison, III ...................................................           124,042                 *
Charles H. Pistor .........................................................            76,184                 *
David W. Quinn ............................................................           523,983                 *
Paul R. Seegers ...........................................................           609,522              1.03%
Raymond G. Smerge .........................................................            89,598                 *
Paul T. Stoffel ...........................................................           211,009                 *
All directors, director nominees and named executive officers
  of Centex as a group (12 persons) .......................................         3,363,286              5.66%

-----------------
* less than 1%

        (1) Shares covered by stock options that are outstanding under the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan and exercisable on June 1, 1999 or within 60 days thereafter are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). Amounts include the following shares that may be acquired upon exercise of such stock options: Ms. Alexander -- 5,000 shares (if elected at the Annual Meeting); Dr. Coleman -- 90,320 shares; Mr. Cook -- 67,820 shares; Mr. Elek -- 67,820 shares; Mr. Eller -- 214,400
             shares; Mr. Hirsch -- 497,580 shares; Mr. Murchison -- 47,820 shares; Mr. Pistor -- 47,820 shares; Mr. Quinn -- 520,340 shares; Mr. Seegers -- 47,820 shares; Mr. Smerge -- 85,860 shares; Mr. Stoffel -- 47,820 shares; and all directors, director nominees and executive officers of Centex as a group (12 persons) -- 1,740,420 shares. Total shown for Mr. Hirsch includes 400,000 shares covered by a conversion right pursuant to the terms of a Centex subordinated debenture (see "Certain Transactions"). In addition, this table includes approximately 5,502; 4,506; 3,243; and 1,938 shares of Centex Common Stock which may be beneficially owned as of March 31, 1999 by Messrs. Eller, Hirsch, Quinn and Smerge, respectively, and approximately 15,189 shares of Centex Common Stock which may be beneficially owned as of March 31, 1999 by all directors, director nominees and executive officers of Centex as a group (12 persons), pursuant to the Centex Common Stock Fund under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan (the "Profit Sharing Plan").

CERTAIN BENEFICIAL OWNERS

     The following table sets forth information with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding.


                                                                            CENTEX COMMON STOCK
                                                              -------------------------------------------------
NAME AND ADDRESS
OF BENEFICIAL HOLDER                                          NUMBER OF SHARES                 PERCENT OF CLASS
--------------------                                          ----------------                 ----------------
FMR Corp.(1)...............................................       6,209,466                          10.45%
82 Devonshire Street
Boston, Massachusetts  02109-3614

The Prudential Insurance Company of America(2).............       3,244,303                           5.46%
751 Broad Street
Newark, New Jersey  07102-3777

-------------

    (1) Based solely upon information contained in the Schedule 13G/A (Amendment No. 13) of FMR Corp. filed with the SEC on February 9, 1999 with respect to Centex Common Stock owned as of January 31, 1999 (the "FMR 13G"). According to the FMR 13G, such number includes 149,036 shares over which FMR Corp. had the sole power to vote or direct the vote and 6,209,466 shares over which FMR Corp. had sole dispositive power.

    (2) Based solely upon information contained in the Schedule 13G/A (Amendment No. 4) of The Prudential Insurance Company of America ("Prudential") filed with the SEC on January 26, 1999 with respect to Centex Common Stock owned as of December 31, 1998 (the "Prudential 13G"). According to the Prudential 13G, such number includes 263,900 shares over which Prudential had sole voting or dispositive power, 2,940,803 shares over which Prudential had shared voting power and 2,980,403 shares over which Prudential had shared dispositive power. According to the Prudential 13G, Prudential holds 16,000 shares of Centex Common Stock for the benefit of its general account. Prudential holds the remaining shares for the benefit of its clients.

ITEM  1. ELECTION OF DIRECTORS

     Centex's Amended and Restated By-laws provide for the division of the Board into three classes, with the directors in each class to hold office for a staggered term of three years each. Each class of directors is to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. Presently, there are three directors in the class whose term expires at the 1999 Annual Meeting, three directors in the class whose term expires at the 2000 annual meeting and three directors in the class whose term expires at the 2001 annual meeting. At the 1999 Annual Meeting, three directors are to be elected to serve until the 2002 annual meeting or until their successors are elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the then outstanding shares of Centex Common Stock. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the three nominees for director named below, or if any of such nominees becomes unavailable, which is not anticipated, for such substitute nominees as the Board shall designate. A plurality of votes cast at the Annual Meeting, in person or by proxy, is required to elect each nominee. The Board recommends that the Centex Stockholders vote FOR the election of such three nominees. The information appearing in the following table regarding the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.


NOMINEES FOR DIRECTORS

     The three persons named below are the Board's nominees for election as directors at the Annual Meeting for the class whose term expires at the 2002 annual meeting. Two of the nominees named below are currently directors of Centex; Messrs. Elek and Seegers were elected as directors by Centex Stockholders at the 1996 annual meeting of stockholders. Alan B. Coleman, who was also elected as a director by Centex Stockholders at the 1996 annual meeting of stockholders, will not stand for re-election and, after contributing substantially to the progress of Centex by his 20 years of service on the Board, will retire as a director at the 1999 Annual Meeting. The Board of Directors has nominated Barbara T. Alexander for election as a director at the 1999 Annual Meeting.


                                        POSITIONS AND OFFICES               DIRECTOR              BOARD COMMITTEE
          NAME AND AGE                       WITH CENTEX                     SINCE                   MEMBERSHIP
---------------------------------  --------------------------------     ---------------   -------------------------------
Barbara T. Alexander, 50.........              None(1)                        -                        -(2)

Juan L. Elek, 55.................              None(3)                       1995              Director Nominating

Paul R. Seegers, 69..............              None(4)                       1963              Director Nominating*,
                                                                                                    Executive*


CONTINUING DIRECTORS

    All continuing directors listed below were elected by Centex Stockholders to terms expiring at the annual meetings to be held in 2000 and 2001.

CLASS WHOSE TERM EXPIRES AT
THE 2000 ANNUAL MEETING


                                           POSITIONS AND OFFICES         DIRECTOR              BOARD COMMITTEE
           NAME AND AGE                         WITH CENTEX                SINCE                  MEMBERSHIP
------------------------------------  --------------------------------  ------------  -----------------------------------
Dan W. Cook III, 64................               None(5)                  1993                Compensation and
                                                                                                 Stock Option

Laurence E. Hirsch, 53.............      Chairman of the Board and         1985                   Executive
                                        Chief Executive Officer(6)

Charles H. Pistor, 68..............               None(7)                  1987               Director Nominating,
                                                                                               Compensation and
                                                                                                 Stock Option*

CLASS WHOSE TERM EXPIRES AT
THE 2001 ANNUAL MEETING


                                          POSITIONS AND OFFICES          DIRECTOR              BOARD COMMITTEE
          NAME AND AGE                         WITH CENTEX                 SINCE                  MEMBERSHIP
----------------------------------   ---------------------------------  ------------  -----------------------------------
Clint W. Murchison, III, 52.......               None(8)                   1979            Audit, Compensation and
                                                                                                 Stock Option

David W. Quinn, 57................    Vice Chairman of the Board and       1989                   Executive
                                        Chief Financial Officer(9)

Paul T. Stoffel, 65...............               None(10)                  1968         Audit*, Compensation and Stock
                                                                                                    Option

------------

* Chairman of the Committee

    (1) Since January 1992, Ms. Alexander has served as a Managing Director of Warburg Dillon Read LLC and its predecessors ("WDR"), where she manages the Construction and Furnishings Group (North America) in the Corporate Finance Department. Prior to joining WDR, Ms. Alexander was a managing director in the corporate finance department of Salomon Brothers. Ms. Alexander is past Chairman of the Board of the Joint Center for Housing Studies at Harvard University and is currently a member of that Board's Executive Committee.

    (2) If Ms. Alexander is elected as a director at the 1999 Annual Meeting, it is anticipated that the Board of Directors will appoint her to the Audit Committee.

    (3) Mr. Elek is founder and Co-Chairman of the Mexican investment banking firm of Elek, Moreno Valle y Associados, where he has served since 1984. From 1978 through 1984, Mr. Elek held various positions with Banamex Financial Group, including Adjoining Managing Director and Head of International Banking.

    (4) Mr. Seegers has been Chairman of the Executive Committee of Centex since July 1987. Mr. Seegers also held the office of the Chairman of the Board of Centex from July 1985 through July 1991, and the office of Chief Executive Officer from July 1985 through July 1988, Co-Chief Executive Officer from July 1978 through July 1985, and various other Centex executive offices since 1961.

    (5) Mr. Cook is engaged in private investments as his principal business. Mr. Cook was a general partner in the investment banking firm of Goldman, Sachs & Co. from 1977 until 1992, and has been a limited partner of The Goldman Sachs Group, L.P. since then. Mr. Cook is also a director of Brinker International, Inc.

    (6) Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988 and as Chairman of the Board since July 1991, and he served as President from March 1985 to July 1991. Mr. Hirsch is also a member of the Board of Directors of Centex Construction Products, Inc., an affiliate of Centex (Chairman of such Board from January 1994 until December 31, 1997). In addition, he serves as advisory director of Heidelberger Zement A.G. and is a Trustee of Blackrock Assets Investors, a registered investment company.

    (7) Mr. Pistor was the Vice Chair and a Trustee of Southern Methodist University from October 1991 until his retirement in 1995. Mr. Pistor served as Chairman of the Board and Chief Executive Officer of NorthPark National Bank of Dallas from April 1988 to June 1990. Prior thereto, Mr. Pistor served as Vice Chairman of First RepublicBank Corporation from June 1987 and the Chairman of the Board and Chief Executive Officer of First RepublicBank Dallas, N.A. from April 1980 until his retirement in April 1988. Mr. Pistor also serves as a director of AMR Corporation, FORTUNE Brands, Inc., and Zale Corporation.

    (8) For more than the past five years, Mr. Murchison has been engaged in private real estate development and other investments as his principal business.

    (9) Mr. Quinn was elected Vice Chairman of the Board of Centex in May 1996 and has been Chief Financial Officer of Centex since February 1987. Mr. Quinn served as Executive Vice President of Centex from February 1987 until his election as Vice Chairman of the Board of Centex in May 1996. Mr. Quinn served as a director, Chairman of the Board and Chief Executive Officer of Centex's former banking subsidiary, Texas Trust Savings Bank, FSB, from December 1988 until December 1994. Mr. Quinn is also a director of Centex Construction Products, Inc. and Elcor Corporation.

    (10) For more than the past five years, Mr. Stoffel has been Chairman of Paul Stoffel Capital Corporation, actively engaged in both public and private investments, as his principal business. Mr. Stoffel was formerly Managing Director of PaineWebber, Inc. Investment Banking.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

      During Centex's fiscal year ended March 31, 1999, the Board held four regularly scheduled meetings. During such fiscal year each director attended all of the meetings of the Board and the Board committees on which he served.

      Board members who are not employees of Centex or any of its subsidiaries received a retainer of $30,000 for fiscal year 1999. All Board members are eligible to receive stock option grants and are reimbursed for reasonable expenses of attending meetings. Each director participates in the 1997 Stock Option Program described in further detail under "Report of Compensation and Stock Option Committee on Executive Compensation -- Long-term Compensation" on pages 14 and 15. Under this program, each non-employee director's potential annual option award (which is based 100% upon the achievement of specified return on stockholders= equity goals) is

20,000 shares of Centex Common Stock (and, in some cases, up to 24,000 shares). On April 1, 1999, each non-employee director was granted an option to purchase 24,000 shares of Centex Common Stock under the 1997 Stock Option Program at an exercise price of $36.06 per share. These options vested 100% on the date of grant. See "Report of Compensation and Stock Option Committee on Executive Compensation -- Long-term Compensation" on pages 14 and 15.

      Beginning in the fiscal year ending March 31, 2000, each non-employee Board member will receive compensation in the amount of $100,000 per year, of which one-half must be received in the form of an option to purchase Centex Common Stock. Each director may elect to receive all or a portion of the remaining $50,000 in cash or in an additional option to purchase Centex Common Stock. Each non-employee Board member will continue to receive $1,500 per year for serving on a Board committee.

      The Board has an Audit Committee, composed of directors who are not employees of Centex or any of its subsidiaries, that reviews the functions of Centex's management and independent auditors pertaining to Centex's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During the last fiscal year, the Audit Committee met twice. All of the members attended both meetings. Audit Committee members are paid a fee of $1,500 per year.

      The Board has a Director Nominating Committee that is responsible for nominating individuals for consideration as directors of Centex. The Director Nominating Committee will consider nominees recommended by Centex Stockholders in a letter addressed to the Secretary at the executive offices of Centex in Dallas, Texas and setting forth: (i) the name and address of such stockholder who intends to make the nomination and of the person or persons to be nominated;
(ii) a representation that such stockholder is a holder of record of stock of Centex entitled to vote at the Annual Meeting of Stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter; (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board; and
(v) the consent of each nominee to serve as a director of Centex if so elected. Any such letter must be received by Centex not later than April 23, 2000 for consideration at the 2000 annual meeting. During the last fiscal year, the Director Nominating Committee held one meeting that was attended by all members. Each member of the Director Nominating Committee who is not an employee of Centex or any of its subsidiaries receives a fee of $1,500 per year for serving on the committee.

      On July 23, 1998, the Board combined its Compensation Committee and its Stock Option Committee to create a Compensation and Stock Option Committee. The Compensation and Stock Option Committee is composed of directors who are "non-employee directors" as defined by Rule 16b-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended. This committee: (i) recommends to the Board the base salaries and incentive bonuses of the executive officers of Centex; and (ii) administers the Centex Corporation Amended and Restated 1987 Stock Option Plan (the "1987 Plan") and the Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan (the "1998 Plan"). The Compensation and Stock Option Committee is authorized to grant options to acquire Centex Common Stock and to grant awards of restricted stock under the 1987 Plan and the 1998 Plan. During the last fiscal year, the Compensation and Stock Option Committee held one meeting that was attended by all members. In addition, the Compensation and Stock Option Committee acted by unanimous written consent in lieu of meeting 12 times during fiscal year 1999. Compensation and Stock Option Committee members are paid a fee of $1,500 per year.

      Mr. Paul Seegers is paid $75,000 per year for his service as Chairman of the Executive Committee of the Board. As a former executive officer of Centex, Mr. Seegers continues to be eligible for and receives certain fringe benefits available to executives of Centex.


                             EXECUTIVE COMPENSATION

      The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Centex and the three other most highly compensated executive officers of Centex.

                           SUMMARY COMPENSATION TABLE


                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                           ---------------------
                                                  ANNUAL COMPENSATION             AWARDS
                                              --------------------------   ---------------------
       NAME AND                   FISCAL                                   SECURITIES UNDERLYING          ALL OTHER
  PRINCIPAL POSITION               YEAR       SALARY($)      BONUS($)(1)      OPTIONS/SARS(#)       COMPENSATION ($)(2)
----------------------------      -------     ----------     -----------   ---------------------     -------------------
Laurence E. Hirsch,                1999        $650,000      $1,800,000          216,000(3)                $64,900
  Chairman of the Board            1998         575,000       1,200,000          216,000                    57,398
  and Chief Executive Officer      1997         550,000         800,000          213,300                    54,905



David W. Quinn,                    1999        $550,000      $1,500,000          168,000(3)                $54,874
  Vice Chairman of the Board       1998         450,000       1,000,000          168,000                    44,878
  and Chief Financial Officer      1997         425,000         650,000          165,900                    42,384



Timothy R. Eller,                  1999        $420,000      $1,344,400          160,000(3)                $42,057
  Executive Vice President         1998         390,000         892,440          160,000                    39,016
                                   1997         350,000         548,000           60,000                    35,022


Raymond G. Smerge,                 1999        $290,000      $  600,000           72,000(3)                $29,110
  Executive Vice President,        1998         275,000         450,000           72,000                    27,555
  Chief Legal Officer, General     1997         232,500         375,000           71,100                    23,311
  Counsel and Secretary




----------------

    (1) Cash bonuses for services rendered in fiscal years 1999, 1998 and 1997 have been listed in the year earned, but were actually paid in the following fiscal year.

    (2) The compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan and contributions to the account of the recipient pursuant to the Supplemental Executive Retirement Plan of Centex (the "SERP"), an unfunded, non-qualified plan for certain executives of Centex (see "Report of Compensation and Stock Option Committee on Executive Compensation"). All of such amounts are fully vested in the recipient. The compensation for the named executive officers for fiscal years 1999, 1998 and 1997, respectively, includes contributions accrued pursuant to the SERP in the following amounts: Mr. Hirsch -- $49,000, $41,500 and $40,000; Mr. Quinn --
            $39,000, $29,000 and $27,500; Mr. Eller -- 26,000, $23,000 and
            $20,000; and Mr. Smerge -- $13,000, $11,500 and $8,250. The
            remaining amounts shown represent contributions to the Profit Sharing Plan.


    (3) Options were granted effective April 1, 1999, but are included for fiscal year 1999 because the grants related to performance goals achieved during fiscal year 1999.

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)(2)

                                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                                   AT ASSUMED ANNUAL RATES
                                                                                                  OF STOCK PRICE APPRECIATION
                                           INDIVIDUAL GRANTS                                            FOR OPTION TERM
------------------------------------------------------------------------------------------       -------------------------------
                          NUMBER OF           % OF TOTAL
                         SECURITIES          OPTIONS/SARS
                         UNDERLYING           GRANTED TO         EXERCISE
                        OPTIONS/SARS           EMPLOYEES           PRICE        EXPIRATION
       NAME              GRANTED(#)         IN FISCAL YEAR       ($/SH)(3)         DATE              5%($)             10%($)
-------------------     ------------        --------------       ---------      ----------         ----------        -----------
Laurence E. Hirsch         216,000               9.2%             $36.06          4/01/09          $3,792,960        $10,646,640
David W. Quinn             168,000               7.2%              36.06          4/01/09           2,950,080          8,280,720
Timothy R. Eller           160,000               6.8%              36.06          4/01/09           2,809,600          7,886,400
Raymond G. Smerge           72,000               3.1%              36.06          4/01/09           1,264,320          3,548,880

------------

    (1) Options were granted effective April 1, 1999, but are included for fiscal year 1999 because the grants related to performance goals achieved during fiscal year 1999. Consequently, information regarding options granted effective April 1, 1998 relating to performance goals achieved for fiscal year 1998 (which were disclosed in Centex's 1998 proxy statement in the table for Option/SAR Grants in Last Fiscal
         Year) are not included.

    (2) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no stock appreciation rights ("SARs").

    (3) These options were granted under the 1987 Plan at $36.06 per share, which is $3.15 higher than the fair market value on the date of grant. The exercise price is equal to the mean of the high trading price and low trading price of Centex Common Stock during fiscal year 1999. These options are exercisable 20% on the date of the grant and 20% on the four following anniversary dates of the grant.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                             OPTION/SAR VALUES(1)

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                                       OPTIONS/SARS               IN-THE-MONEY OPTIONS/SARS
                                                                     AT FY-END (#)(2)                  AT FY-END (#)(3)
                                                                 -----------------------          --------------------------
                               SHARES
                              ACQUIRED          VALUE
                                 ON           REALIZED
      NAME                  EXERCISE (#)       ($)(4)         EXERCISABLE     UNEXERCISABLE     EXERCISABLE(5)   UNEXERCISABLE(6)
   -----------              ------------    ------------      -----------     -------------     --------------   ----------------
Laurence E. Hirsch               --          $      --         368,520(7)         516,780         $8,130,793      $2,928,260
David W. Quinn                   --                 --         419,960            401,940          8,402,617       2,277,535
Timothy R. Eller               25,000          926,750         138,400            324,000          2,782,978       1,191,090
Raymond G. Smerge              10,000          392,575          42,840            172,260            539,665         976,086

---------------------
    (1) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no SARs.

    (2) Includes options as unexercisable that were granted on April 1, 1999 based upon the achievement of performance goals for fiscal year 1999. See "Option/SAR Grants in Last Fiscal Year" on page 11.

    (3) Represents the difference between the closing price of Centex Common Stock on March 31, 1999 of $33.375 per share and the exercise price of such options and includes maximum cash bonuses, if applicable, payable in connection with the exercise of such options at the time of exercise as described in footnotes 5 and 6 below.

    (4) Includes cash bonuses paid to the following executives upon the exercise of certain stock options: Mr. Eller -- $58,000; and Mr. Smerge -- $23,200.

    (5) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $1,056,170; Mr. Quinn -- $666,799; Mr. Eller -- $528,928;
         and Mr. Smerge -- $166,457.

    (6) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $1,822,576; Mr. Quinn -- $1,417,559; Mr. Eller --
         $1,301,840; and Mr. Smerge -- $607,525.

    (7) Does not include 400,000 shares of Centex Common Stock issuable to Mr. Hirsch upon conversion of a Centex debenture in the principal amount of $2,100,000 (see "Certain Transactions").

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    On July 23, 1998, the Compensation Committee and the Stock Option Committee were combined. During the last fiscal year, the Compensation and Stock Option Committee was composed of Mr. Pistor (as Chairman), Mr. Cook, Mr. Murchison and Mr. Stoffel.

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation and Stock Option Committee of the Board (the "Committee") provides advice and recommendations to the Board concerning the salaries and bonuses of the executive officers of Centex. The Board approves those salaries and bonuses. The Committee also administers the stock option plans and is authorized under such plans to grant options to directors, officers and other key employees of Centex and its subsidiaries. However, the 1998 Plan specifically excludes any person who is an officer or director of Centex, any "officer" of Centex as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any "covered employee" of Centex as defined by Section 162(m)(3) of the Internal Revenue Code (the "Code"). The Committee is comprised of four independent, non-employee directors. This report describes the policies and principles that shape the structure of Centex's executive compensation program.

    Centex's executive compensation program is structured to achieve the following objectives:

    - to attract, retain and motivate highly qualified, energetic and talented executives;

    - to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures that have a direct effect on stockholder values; and

    - to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.

    To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements:
(i) annual salary; (ii) annual bonus; and (iii) long-term incentive compensation in the form of stock options and, in some cases, contingent performance bonuses. In addition, the executive officers of Centex are eligible to receive other benefits such as medical benefits and Profit Sharing Plan contributions that are generally available to employees of Centex and contributions under Centex's SERP that are accrued for the named executive officers and certain other Centex executives.

    In structuring the specific components of executive compensation, Centex is guided by the following principles:

    - annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and types of companies that engage in one or more of the principal businesses in which Centex engages;

    - bonus payments should vary with the individual's performance and Centex's financial performance; and

    - a significant portion of compensation should be in the form of long-term incentive compensation that aligns the interests of executives with those of the stockholders and that creates rewards for long-term sustained company performance and the achievement of Centex's strategic objectives.

    Base Salary

    The Committee is responsible for recommending the base salary levels for the named executive officers. In developing salary amounts for fiscal year 1999, the Committee reviewed the salaries for similar positions in similarly-sized companies that engage in one or more of the principal businesses of Centex: homebuilding, mortgage banking, contracting and construction services, and building materials. Included within the survey were those companies (other than Centex) that comprise the S&P Home Building Index in the Cumulative Total Stockholder Return graph on page 16. The Committee confirmed that the base salaries of the named executives were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels, the Committee also considers the executive's experience level and potential for significant contributions to Centex's profitability.

    Incentive Bonus

    The Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executives at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards that are directly related to corporate performance during the fiscal year. In particular, the Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings, earnings growth, return on equity and other factors. The Committee also considers the contribution of each individual executive officer to Centex's performance and to its strategic position. Mr. Eller's bonus is directly tied to Centex Homes' operating margin and return on average net assets.

    Long-term Compensation

    A key component of Centex's long-term compensation program is the grant of stock options. During fiscal year 1997, the Stock Option Committee adopted a three-year program (the "1997 Stock Option Program") designed to provide incentive to the participants under such program, that includes each named executive officer and director of Centex, to focus on maximizing Centex's return to stockholders and to plan and prepare properly for Centex's future. Under the 1997 Stock Option Program, options are to be granted to participants as of April 1, 1997, 1998 and 1999 if in the preceding fiscal year Centex achieved specified objective performance goals and the individual participant achieved specified subjective performance goals. Each individual participant is allocated a potential number of shares, a percentage of which may be granted if the objective and subjective performance goals are met. Under the 1997 Stock Option Program, the objective portion constitutes at least 75% of each participant's potential award (the "Potential Objective Award") and is based upon Centex's return on beginning stockholders' equity. Options will be granted under the objective portion of the program only if Centex's return on beginning stockholders' equity is at least 12%. The Potential Objective Award ranges from 35% of a participant's Potential Objective Award (if Centex's return on beginning stockholders' equity is 12%) to 120% of a participant's Potential Objective Award (if Centex's return on beginning stockholders' equity equals or exceeds 17%). Once granted, options vest 20% on the date of grant and 20% on each of the following four anniversary dates of the grant. The maximum potential annual option award (at 120%) for each named executive officer is as follows: Mr. Hirsch -- 216,000; Mr. Quinn -- 168,000; and Mr. Smerge -- 72,000. As an employee of Centex Homes, Mr. Eller participates in the Centex Homes incentive program, which is similar in structure, but which bases option grants upon the achievement of margin and return on net asset goals. For information regarding the grant of options based upon Centex's fiscal year 1999 performance, see "Option/SAR Grants in Last Fiscal Year" on page 11. The Committee believes that the 1997 Stock Option Program properly aligns the interests of Centex's officers and managers with the interests of Centex Stockholders by linking all of their long-term compensation with goals that have a direct and positive effect on stockholder value. Since fiscal year 1992, all of the stock options granted by the Committee to its named executive officers have been granted under performance programs.

    Centex has, in previous fiscal years, also granted contingent performance bonuses to certain of its officers and key employees. Generally, these bonuses vest at the same time and in the same proportion as the performance stock options' specific performance goals are achieved and are disclosed with respect to each named executive officer in the footnotes to the "Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR

Values" on page 12. The vested amounts of most performance bonuses are payable whenever and to the extent that a recipient exercises options that have vested by the achievement of performance goals. Centex did not grant any such performance bonuses in connection with fiscal year 1999.

    In fiscal year 1995, the Board approved the SERP for certain employees participating in the Profit Sharing Plan. Pursuant to the Code, the Internal Revenue Service sets a limit (currently $160,000) on the amount of annual compensation that may be considered in determining, for the account of an eligible participant, Centex's contribution to the Profit Sharing Plan. The SERP was established to eliminate the adverse treatment that higher salaried employees receive under such rule by funding balances for each participant in an amount equal to the additional contribution that he or she would have received under the Profit Sharing Plan had 100% of his or her annual salary been eligible for a profit sharing contribution. Contributions accrued under the SERP for the benefit of the named executive officers vest under the same terms and conditions as the Profit Sharing Plan. Bonuses paid to participants are not included in making calculations for contributions made or accrued to recipients' accounts under either the Profit Sharing Plan or the SERP.

    The Code limits the deductibility for federal income tax purposes of certain executive compensation payments in excess of $1 million. During fiscal year 1999, the salary and bonus for each of Mr. Hirsch, Mr. Quinn and Mr. Eller exceeded such limitation. Centex is evaluating various alternatives to minimize the future impact of this limitation and will take appropriate action as it determines to be advisable.

    CEO Compensation

    The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation and Stock Option Committee according to the same criteria. The base salary and bonus of the Chief Executive Officer in effect for fiscal year 1999 were approximately 13% and 50%, respectively, higher than fiscal 1998, reflecting the significant improvement in Centex's operating results -- achieving record net earnings of $232 million, 60% over last year -- as well as increasing Centex's return on beginning stockholders' equity for the fiscal year to over 23%, and his leadership in developing and implementing Centex's strategic and long term planning.

COMPENSATION AND STOCK OPTION COMMITTEE

Charles H. Pistor, Chairman
Dan W. Cook III
Clint W. Murchison, III
Paul T. Stoffel

PERFORMANCE GRAPH

    The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 1999 with the S&P 500 Index and the S&P Home Building Index. The comparison assumes $100 was invested on March 31, 1994 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

                COMPARATIVE CUMULATIVE TOTAL STOCKHOLDER RETURN

                                   1994           1995            1996            1997            1998           1999
                                   ----           ----            ----            ----            ----           ----
Centex Corporation                 $100           $ 79            $102            $117            $253           $223
S & P 500 Index                     100            116             153             183             271            321
S & P HB Index                      100             75              95              91             185            145











SECTION 16(a) COMPLIANCE

    Section 16(a) of the Exchange Act requires Centex directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities, to file initial reports of ownership, reports of changes in ownership, and annual reports of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms that they file with the SEC.

    Based solely on its review of the copies of such forms received by it with respect to fiscal year 1999, or written representations from certain reporting persons, Centex believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities have complied with all filing requirements required by Section 16(a) for fiscal year 1999 applicable to such persons.

                              CERTAIN TRANSACTIONS

    In 1991, the Board approved executive employment agreements with Messrs. Hirsch and Quinn. Each of these agreements provides for a term that at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits and for the payment of two years base salary from the date of termination if the executive's employment is terminated for any reason other than cause or if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex. These agreements further provide for the following minimum annual base salaries, commencing April 1, 1999: Mr. Hirsch -- $725,000 and Mr. Quinn -- $600,000.

    In May 1985, Centex approved the issuance and sale to Mr. Hirsch of a Centex debenture in the principal amount of $2,100,000. The debenture was to mature in March 1995. During that month, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 1995 to March 2000. During May 1999, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 2000 to March 2010. The debenture bears interest at a fluctuating rate equal to the lesser of the rate of interest on the bank loan described below or the highest lawful rate that Centex may pay. The debenture is subordinated to all senior debt of Centex and is convertible into 400,000 shares of Centex Common Stock at a price of $5.25 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the two-for-one stock splits of Centex Common Stock effected in August 1992 and March 1998). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. The loan term is for as long as the debenture remains outstanding. The note evidencing Mr. Hirsch's indebtedness made under this bank loan permits Mr. Hirsch to elect an interest rate from time to time equal to either the prime rate of NationsBank of Texas, N.A. (now Bank of America) or the London Interbank Offered Rate plus 1.5%.

    900 Development Corporation, an indirect subsidiary of Centex, owns a 30% interest in a Mexican company, Inverloma S. de R.L. de C.V. ("Inverloma"), which was organized in 1996 to acquire and develop approximately 70 acres of land in Mexico City, Mexico. Promotora Fincasa, S.A. ("Promotora"), successor in interest to Whitecourt Investments, Ltd., which is owned 27% by Juan L. Elek, a director of Centex, owns 20% of Inverloma. The consideration paid by 900 Development Corporation and Promotora for their respective ownership interests corresponded to such party's ownership interest in Inverloma.

    In November 1998, Centex International, Inc., the indirect parent company of 900 Development Corporation, made a loan of $3,000,000 to Inverloma that matures on November 11, 2000, carries interest at five percent over the U.S. prime rate or 15%, whichever is higher, and is convertible into equity in Inverloma after September 30, 1999 if the loan is still outstanding on that date. If the loan were converted into equity, Centex International, Inc. could sell its equity position to 900 Development Corporation and could also sell a portion of its equity position to each of the partners to prevent diluting their equity interests.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Centex's independent public accountants for the fiscal year ended March 31, 1999 and has served as Centex's independent public accountants since 1971. Centex's independent public accountants are selected annually by the Board at its meeting held immediately following the Annual Meeting of Stockholders. It is anticipated that the Board will select Arthur Andersen LLP as Centex's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders of Centex.


                             STOCKHOLDER PROPOSALS

    Centex's 2000 Annual Meeting of Stockholders is scheduled to be held on July 21, 2000. In order to be considered for inclusion in Centex's proxy material for that meeting, stockholder proposals must be received at Centex's executive offices, addressed to the attention of the Secretary, not later than February 23, 2000.

                                   FORM 10-K

    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF CENTEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO CENTEX CORPORATION,
ATTENTION: RAYMOND G. SMERGE, SECRETARY, 2728 N. HARWOOD, DALLAS, TEXAS 75201,
(214) 981-5000.

                                         By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                        Executive Vice President, Chief Legal
                                           Officer, General Counsel and
                                                     Secretary


Dallas, Texas
June 23, 1999

                            3333 HOLDING CORPORATION
                                2728 N. HARWOOD
                              DALLAS, TEXAS 75201


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 22, 1999




To the Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation ("Holding"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 22, 1999, at 10:00 a.m. (C.D.T.) for the following purposes:

    1. To elect three directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Holding has fixed the close of business on June 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

    You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to sign, date and mail promptly the accompanying form of Holding proxy, so that your Holding shares may be represented and voted at the meeting. Your Holding proxy will be returned to you if you choose to attend the meeting and request such return.


                                          By Order of the Board of Directors


                                                   RAYMOND G. SMERGE
                                                      Secretary



Dallas, Texas
June 23, 1999

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                            3333 HOLDING CORPORATION

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 1999

                                  INTRODUCTION

    The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation ("Holding"), for use at the Annual Meeting of Stockholders of Holding to be held on July 22, 1999, and at any adjournment thereof (the "Annual Meeting"). The mailing address of the executive offices of Holding is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 23, 1999.

PURPOSES OF THE MEETING

    At the Annual Meeting, action will be taken upon the following matters:

         (1) Election of a board of three directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

         (2) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The Board of Directors of Holding does not know of any matter that may be acted upon at the Annual Meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF HOLDING (THE "BOARD" OR THE "BOARD OF DIRECTORS") RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF HOLDING NAMED IN THE ACCOMPANYING HOLDING PROXY.


                               TANDEM SECURITIES

    On November 30, 1987, Centex Corporation, a Nevada corporation ("Centex"), distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of Holding common stock, par value $ .01 per share ("Holding Common Stock"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation ("Development") and a wholly-owned subsidiary of Holding, is the general partner of CDC.

    The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") by and among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.


                             RECORD DATE AND VOTING

    The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 1, 1999. On the record date, the issued and outstanding capital stock of Holding entitled to vote at the Annual Meeting consisted of 1,000 shares of Holding Common Stock. See "Tandem Securities."

    Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation, as amended, nor the By-laws of Holding provide for cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum. Abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum.

    Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the directors named in the proxy. The Board does not intend to present, and has no information that others will present, any business at the meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Holding has the unconditional right to revoke his, her or its Holding proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the Annual Meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 2728 N. Harwood, Dallas, Texas 75201; however, no such revocation shall be effective until such notice of revocation has been received by Holding at or prior to the Annual Meeting.

    The cost of solicitation of proxies for the Annual Meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers of Holding or by officers and other employees of Centex, who will receive no additional compensation therefor. See "Executive Compensation." To aid in the solicitation of proxies, the firm of Georgeson & Company Inc. has been retained by Centex and will be paid by Centex a fee of approximately $8,500 plus out-of-pocket expenses. See "Tandem Securities." Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information as of June 1, 1999 with respect to the beneficial ownership of the equity securities of Holding by each director, director nominee and executive officer named in the Summary Compensation Table under "Executive Compensation," individually itemized, all directors and officers of Holding as a group, and any person known to Holding to be the beneficial owner of more than five percent of any class of Holding's voting securities. Except as otherwise indicated, all Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.

                                                                      NUMBER OF SHARES
                                                                         OF HOLDING
                                                                        COMMON STOCK                     PERCENT
                   NAME OF BENEFICIAL OWNER                         BENEFICIALLY OWNED(1)              OF CLASS(1)
                   ------------------------                         ---------------------              -----------
Richard C. Decker.........................................                   -                              *

Josiah O. Low, III........................................                   -                              *

David M. Sherer...........................................                   -                              *

All directors and named executive officers
  as a group (4) persons..................................                   -                              *

Centex Corporation(2).....................................                  100                           9.10%
2728 N. Harwood
Dallas, Texas  75201

FMR Corp.(3)..............................................                  104                          10.45%
82 Devonshire Street
Boston, Massachusetts  02109-3614

The Prudential Insurance Company
of America(4).............................................                   54                           5.46%
751 Broad Street
Newark, New Jersey  07102-3777

------------

* Less than 1%.


(1) Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement. See "Tandem Securities." However, the Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as being beneficially owned has been rounded to the nearest whole share.

(2) Centex owns beneficially and of record warrants (the "Centex Holding Stock Warrants") to purchase 100 shares of Holding Common Stock (subject to adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock, which may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"). However, it has been assumed in connection with the disclosure of such beneficial ownership that: (i) the Centex Holding Stock Warrants are not subdivided or combined; and
         (ii) the Holding Common Stock is not subdivided and a stock dividend or stock split with respect to the Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.

(3) Based solely upon information contained in the Schedule 13G/A (Amendment No. 13) of FMR Corp. filed with the SEC on February 9, 1999 with respect to Centex Common Stock owned as of January 31, 1999 (the "FMR 13G"). According to the FMR 13G, such number includes 149,036 shares (approximately 2.51 shares of Holding Common Stock) over which FMR Corp. and certain of its subsidiaries had the sole power to vote or direct the vote and 6,209,466 shares (approximately 104.46 shares of Holding Common Stock) over which FMR Corp. had sole dispositive power.

(4) Based solely upon information contained in the Schedule 13G/A (Amendment No. 4) of The Prudential Insurance Company of America ("Prudential") filed with the SEC on January 26, 1999 with respect to Centex Common Stock owned as of December 31, 1998 (the "Prudential 13G"). According to the Prudential 13G, such number includes 263,900 shares (approximately 4.44 shares of Holding Common Stock) over which Prudential had sole voting or dispositive power, 2,940,803 shares (approximately 49.47 shares of Holding Common Stock) over which Prudential had shared voting power and 2,980,403 shares (approximately
         50.14 shares of Holding Common Stock) over which Prudential had shared dispositive power. According to the Prudential 13G, Prudential holds 16,000 shares (approximately .27 shares of Holding Common Stock) of Centex Common Stock for the benefit of its general account. Prudential holds the remaining shares for the benefit of its clients.


                              ELECTION OF DIRECTORS

    In accordance with the By-laws of Holding, the Board has established the number of directors to be elected at the meeting at three, which shall constitute the entire Board. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Holding proxy will be voted for the election of the three nominees for director named below or, if any of such nominees should become unavailable, which is not anticipated, for such substitute nominees as the Board shall designate. Each director will hold office until the next annual election of directors or until his successor is elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the then outstanding shares of Holding Common Stock. A plurality of votes cast at the Annual Meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

    The three persons named below are the Board's nominees for election as directors at the Annual Meeting. Mr. Decker, Mr. Low and Mr. Sherer are currently directors of Holding. Mr. Low and Mr. Sherer were elected as such by the stockholders at the 1997 Annual Meeting of Stockholders. Mr. Decker was elected as a director on June 10, 1998 by the Holding directors. The information appearing in the following table regarding the nominees for director has been furnished to Holding by the respective nominees.

                                                 POSITIONS AND                                     BOARD
                                                 OFFICES WITH                DIRECTOR            COMMITTEE
NAME AND AGE                                        HOLDING                   SINCE              MEMBERSHIP
------------                                     ------------                --------            ----------
Richard C. Decker, 46.................      Chairman of the Board,             1998                  -
                                            President and Chief
                                            Executive Officer(1)

Josiah O. Low, III, 60................              None(2)                    1987                Audit

David M. Sherer, 62...................              None(3)                    1987                Audit

---------------

    (1) Mr. Decker has been Chairman of the Board, President and Chief Executive Officer of Holding and Chairman of the Board, President and Chief Executive Officer of Development, the general partner of CDC, since April 1, 1998. Mr. Decker has also been a director and officer of various Centex subsidiaries engaged in real estate development since July 1996. Mr. Decker is also a director of Development. Prior thereto, Mr. Decker was a partner with Dallas-based Trammell Crow Company, a commercial real estate development firm, for fifteen years, and served as Principal from 1990 until 1995. From 1995 until July 1996, Mr. Decker operated Decker & Company, a Phoenix, Arizona-based real estate development company.

    (2) Mr. Low has been Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation since February 1988. Mr. Low is also a director of Development, HVIDE Marine Incorporated, The Musicland Group, Inc. and St. Laurent Paperboard, Inc.

    (3) Mr. Sherer has been President of David M. Sherer and Associates, Inc., a commercial real estate, investment and brokerage firm for eighteen years. Mr. Sherer is also a director of Development.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

    During Holding's fiscal year ended March 31, 1999, the Board held three meetings that were attended by all directors.

    The Board has an Audit Committee, composed of two directors, neither of whom is an officer or employee of Holding or any of its subsidiaries, that reviews the work of Holding's management and independent auditors pertaining to Holding's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During Holding's fiscal year ended March 31, 1999, the Audit Committee held one meeting that was attended by both members. Audit Committee members receive no fee for serving on the committee. The Board of Directors does not have a standing nomination committee.

    Each member of the Board who is neither an officer nor an employee of Holding or any of its subsidiaries or of Centex or any of Centex's subsidiaries receives a retainer of $10,000 per year and $1,500 per meeting attended during the fiscal year. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors and committee meetings.

                             EXECUTIVE COMPENSATION

    Neither Holding nor Development has any full-time employees. The directors and executive officers of Holding, who hold the same directorships and offices in Development, perform all executive management functions for Holding and Development. Services required by Holding and CDC in their operations are also provided pursuant to a services agreement and a management agreement, respectively. See "Certain Transactions." The executive officers of Holding did not receive any remuneration from Holding, Development or CDC for the fiscal year ended March 31, 1999. Directors of Holding who are neither officers nor employees of Holding, Centex or any of their subsidiaries receive compensation from Holding in the form of director's fees. See "Election of Directors -- Board Meetings, Fees, Committees and Attendance Records." During the 1999 fiscal year, each executive officer of Holding received remuneration in the form of cash and incentive compensation from Centex or one of its subsidiaries in his or her capacity as a director, officer or employee thereof.

    During fiscal year 1999, Richard C. Decker, Chairman of the Board, President and Chief Executive Officer of Holding, and Kimberly A. Pinson, Vice President, Treasurer, Controller and Assistant Secretary of Holding, devoted a majority of their time and attention to the management of Holding and its subsidiaries. Mr. Decker and Ms. Pinson, who were the only executive officers of Holding during fiscal year 1999, provided such services to Holding and its subsidiaries on behalf of and in their capacities as officers and employees of Centex affiliates, pursuant to the management agreement described above and were compensated by Centex affiliates. The following table sets forth the cash and noncash compensation for each of the last three fiscal years (or such shorter period of time during which such person was an officer of Holding) awarded to or earned by the Chief Executive Officer of Holding.



                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                     --------------
                                                                                         AWARDS
                                                     ANNUAL COMPENSATION             --------------
          NAME AND                 FISCAL        ----------------------------     SECURITIES UNDERLYING          ALL OTHER
     PRINCIPAL POSITION             YEAR         SALARY ($)      BONUS ($)(1)        OPTIONS/SARS (#)        COMPENSATION ($)(2)
------------------------------      ----         ----------      ------------      -------------------       -------------------
Richard C. Decker,(3)                1999         $275,000         $175,000              10,000(4)                  $27,256
Chairman of the Board,
President and Chief
Executive Officer

------------------

    (1) Cash bonus for services rendered in fiscal year 1999 has been listed in the year earned, but was actually paid in the following fiscal year.

    (2) Except as noted below, this amount represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan. All of such amount is fully vested in the recipient. The compensation for Mr. Decker for fiscal year 1999 also includes a contribution accrued pursuant to the Supplemental Executive Retirement Plan of Centex Corporation in the amount of $11,500, which accrued amount is 20% vested in Mr. Decker.

    (3) Mr. Decker was elected an executive officer of Holding in fiscal year 1999.

    (4) This option to receive shares of Centex Common Stock ("Centex Option") was granted effective April 1, 1999, but is included for fiscal year 1999 because the grant related to performance goals achieved during fiscal year 1999.

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)(2)

                                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                                         AT ASSUMED ANNUAL RATES
                                                                                                       OF STOCK PRICE APPRECIATION
                                                  INDIVIDUAL GRANTS                                         FOR OPTION TERM
--------------------------------------------------------------------------------------------------     ---------------------------
                                NUMBER OF            % OF TOTAL
                               SECURITIES           OPTIONS/SARS
                               UNDERLYING            GRANTED TO           EXERCISE
                              OPTIONS/SARS            EMPLOYEES            PRICE        EXPIRATION
      NAME                     GRANTED (#)        IN FISCAL YEAR(3)      ($/SH)(4)         DATE         5% ($)          10% ($)
------------------            -------------       -----------------    ------------     ----------     ---------      ----------
Richard C. Decker                 10,000                  .4%          $    36.06         4/1/09       $ 175,600      $  492,900


---------------

(1) The Centex Option was granted effective April 1, 1999, but is included for fiscal year 1999 because the grant related to performance goals achieved during fiscal year 1999.

(2) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no SARs.

(3) Percentage represents the Centex Option divided by the total number of options granted to employees of Centex and its subsidiaries. Mr. Decker is an employee of a subsidiary of Centex.

(4) These options were granted under the Centex Corporation Amended and Restated 1987 Stock Option Plan at $36.06 per share, which is $3.15 higher than the fair market value on the date of grant. The exercise price is equal to the mean of the high trading price and low trading price of Centex Common Stock during fiscal year 1999. These options are exercisable 20% on the date of the grant and 20% on the four following anniversary dates of the grant.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                              OPTION/SAR VALUES(1)


                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED                 VALUE OF UNEXERCISED
                                                                       OPTIONS/SARS                  IN-THE-MONEY OPTIONS/SARS
                                                                     AT FY-END (#)(2)                      AT FY-END (#)(3)
                                                              ------------------------------     ----------------------------------
                                SHARES
                               ACQUIRED            VALUE
                                  ON             REALIZED
      NAME                  EXERCISE (#)(4)         ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE(5)    UNEXERCISABLE(6)
------------------          ---------------     ----------     -----------     -------------     --------------    ----------------

Richard C. Decker               10,000           $297,500         5,800            73,200            $88,330          $1,153,318

    (1) Amounts set forth in the table reflect the number and value of shares and options only. Centex has issued no SARs.

    (2) Includes an option as unexercisable that was granted on April 1, 1999 based upon the achievement of performance goals for fiscal year 1999. See "Option/SAR Grants in Last Fiscal Year" on page 26.

    (3) Represents the difference between the closing pricing of Centex Common Stock on March 31, 1999 of $33.375 per share and the exercise price of such options, and includes maximum cash bonuses, if applicable, payable in connection with the exercise of such options at the time of exercise described in footnotes (4) and (5) below.

    (4) Shares of Centex Common Stock (approximately .17 shares of Holding Common Stock).

    (5) Amount includes the maximum cash bonus payable in connection with the exercise of stock options at the time of exercise of $17,892.

    (6) Amount includes the maximum cash bonus payable in connection with the exercise of stock options at the time of exercise of $71,568.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    None of Holding's directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

    Holding does not have a compensation committee, stock option committee or any other committee performing similar functions. Holding's Board does not make or influence any decision regarding the cash or noncash compensation paid to the executive officers of Holding. Rather, as previously explained, all compensation earned by Holding's executive officers is paid by affiliates of Centex. See "Executive Compensation." As long as the executive officers of Holding are compensated by Centex or its affiliates, Holding does not intend to provide any other compensation to such individuals. Because Holding cannot influence or affect the amount or form of such compensation paid to Holding's executive officers, no report is provided herein.

PERFORMANCE GRAPH

    As described in "Tandem Securities," the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. As a consequence of the foregoing and because the beneficial interests in the 1,000 shares of Holding Common Stock do not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the "Performance Graph" section on page 16 of the Centex Proxy Statement.

SECTION 16(a) COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities to file initial reports of ownership reports of changes in ownership, and annual reports of ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish Holding with copies of all Section 16(a) forms that they file with the SEC.

    Based solely on its review of the copies of such forms received by it with respect to fiscal year 1999, or written representations from certain reporting persons, Holding believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities have complied with all filing requirements required by
Section 16(a) for fiscal year 1999 applicable to such persons.

                              CERTAIN TRANSACTIONS

    Holding entered into a services agreement in May 1987 with Centex Service Company, a wholly-owned subsidiary of Centex ("CSC"), whereby CSC agreed to provide certain tax, accounting and other similar services for Holding at a fee of $2,500 per month. In April 1998, the services agreement was amended to include certain real estate development and management services and the related fee was increased to $30,000 per month. Service fees of $360,000 were paid pursuant to this agreement for fiscal year 1999.

    CDC has entered into an agreement with Holding to provide management services to CDC in connection with the development, operation and maintenance of CDC property and other administrative services. Management fees and reimbursable costs totaling $713,000 were incurred under this agreement during fiscal year 1999.

    In connection with Holding's acquisition of additional shares of common stock of Development in 1987, Holding borrowed $7.7 million from Centex pursuant to a secured promissory note (the "Holding Note"). The Holding Note, which had a fluctuating balance, bore interest, payable quarterly, at the prime rate of interest of NationsBank of Texas, N.A. ("NationsBank") plus one percent. On May 29, 1998, the outstanding principal balance of the Holding Note was repaid. The Holding Note was secured by a pledge of all the issued and outstanding shares of Development, and such pledge has been terminated. Interest expense on the Holding Note was $62,000 for fiscal year 1999.

    In 1987, Development advanced $7.7 million to a wholly-owned subsidiary of Centex, pursuant to an unsecured promissory note and related loan agreement. The note bore interest, payable quarterly, at the prime rate of interest of NationsBank plus 7/8%. On May 29, 1998, the outstanding principal balance on the note was repaid. Fiscal year 1999 interest income on the note totaled $116,000.

    In fiscal year 1999, CDC sold to Centex Homes certain tracts of land for $3,364,000. Centex Homes has agreements to purchase an additional 659 lots from CDC.

    Centex Homes had guaranteed a $5 million bank line of credit for CDC to use in conjunction with the development of lots to be sold to Centex Homes. This line of credit was repaid and canceled on April 15, 1998.

    During fiscal year 1998, the partnership agreement governing CDC was amended to allow for the issuance of a new class of limited partnership units, Class C Preferred Partnership Units ("Class C Units"), to be issued in exchange for assets acquired from a limited partner or from an entity that is to be admitted as a limited partner. Centex Homes, a general partnership wholly-owned by Centex Real Estate Corporation ("CREC") and subsidiaries of CREC, is currently the sole limited partner of CDC. During fiscal year 1999, CDC acquired assets valued at $19,445,000 from Centex Homes in exchange for 19,445 Class C Units. Included in the assets acquired during fiscal year 1999 were the homebuilding operations of Centex Homes (located in New Jersey), including land, equipment and other tangible personal property having a value of $6,757,000. Centex Homes also licensed to CDC the right to use the "Centex Homes" trademark and trade name in New Jersey.

    In July 1995, at the combined Annual Meeting of Stockholders of Centex and Holding, Centex Stockholders approved the proposal to extend until November 30, 2007 the detachment date of the Holding Common Stock. Also in July 1995, Centex Real Estate Corporation (now Centex International, Inc.), the then sole holder of all Class A Units, waived cumulative preference accruals owed by CDC to CREC of $37.5 million and reduced its unrecovered capital in CDC to $47.3 million, which became the new basis for future preference accruals. Unrecovered capital was further reduced by capital distributions in fiscal years 1996 and 1997 totalling $14.5 million. During fiscal year 1999, CDC made no preference payments to its limited partner. At June 1, 1999, unpaid preferred return totaled $10.0 million.

    In April 1998, a 49% owned subsidiary of CDC purchased all of the assets of an indirect subsidiary of CREC consisting of real estate development properties for $3,112,000, the book value of such properties. In connection with the transaction, the CDC subsidiary has the capacity to borrow up to $500,000 on a revolving basis from Centex.

    During fiscal year 1999, operating subsidiaries of CDC had three separate construction contracts with certain of Centex's construction subsidiaries in the aggregate amount of $43.2 million for the construction of two multifamily apartment complexes and an office building. During such fiscal year, the CDC subsidiaries paid Centex's construction subsidiaries a total of $19.3 million pursuant to the construction contracts. Additionally, during fiscal year 1999, in connection with third-party construction loans made to CDC operating subsidiaries for the construction financing for three development projects, CDC operating subsidiaries paid an aggregate of $152,000 in title insurance premiums and escrow fees to Centex title insurance subsidiaries.

    On April 15, 1999, Centex Development Company UK Limited ("CDCUK"), a wholly-owned subsidiary of CDC, purchased all of the voting shares of Fairclough Homes Group Limited, a British home builder ("Fairclough"), for approximately $225 million. In connection with the Fairclough acquisition, CDC guaranteed certain obligations of CDCUK, including payment under two promissory notes that CDCUK delivered to the seller for a major portion of the purchase price, and payment of the preferred stock dividends due to the seller from April 1, 1999 through March 31, 2001. The CDC guaranty is augmented with an undertaking by Centex Homes, the sole limited partner of CDC, that if CDC does not have sufficient funds to satisfy its obligations, Centex Homes will make such capital contributions to CDC as are necessary to enable CDC to satisfy such obligations. Further, supplementing the undertaking by Centex Homes, Centex agreed that if Centex Homes does not perform its obligations, Centex will take appropriate action to cause the performance of those obligations.

    Payment of the negotiable note is primarily secured by a letter of credit issued by a United Kingdom bank. In order to procure such letter of credit, CDC guaranteed payment of the principal amount when due to the bank. Centex also provided an assurance to the bank that if CDC does not meet its obligations, Centex will cause CDC to have sufficient funds for CDC to perform its obligations, primarily through Centex's purchase of limited partnership units in CDC.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Holding's independent public accountants for the fiscal year ended March 31, 1999 and has served as independent public accountants for Holding since its incorporation in May 1987. Holding's independent public accountants are selected annually by the Board at the Board's first meeting held subsequent to the Annual Meeting of Stockholders. It is expected that the Board will select Arthur Andersen LLP as Holding's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders of Holding.


                              STOCKHOLDER PROPOSALS

    Holding's 2000 Annual Meeting of Stockholders is scheduled to be held on July 21, 2000. In order to be considered for inclusion in Holding's proxy material for that meeting, stockholder proposals must be received at Holding's executive offices, addressed to the attention of the Secretary, not later than February 23, 2000.


                                    FORM 10-K

    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF HOLDING'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO 3333 HOLDING CORPORATION, ATTENTION: RAYMOND G. SMERGE, SECRETARY, 2728 N. HARWOOD, DALLAS, TEXAS 75201, (214) 981-5000.

                                       By Order of the Board of Directors


                                               RAYMOND G. SMERGE
                                                  Secretary

Dallas, Texas
June 23, 1999

                               CENTEX CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 22, 1999

The undersigned hereby appoints Laurence E. Hirsch and David W. Quinn (acting unanimously or, if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex Corporation ("Centex") to be held July 22, 1999, or any adjournment thereof, all shares of Common Stock of Centex registered in the name of the undersigned at the close of business on June 1, 1999.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

     By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 23, 1999.

     READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------

PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

--------------------------------------------------------------------------------
                            3333 HOLDING CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 22, 1999

The undersigned hereby appoints Richard C. Decker and David M. Sherer (acting unanimously or, if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation ("Holding") to be held July 22, 1999, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the "Shares") of Common Stock of Holding registered in the name of The Chase Manhattan Bank (the "Nominee") pursuant to that certain Nominee Agreement dated November 30, 1987 by and among Holding, Centex Corporation ("Centex"), Centex Development Company, L.P. and the Nominee, at the close of business on June 1, 1999 (the "Record Date"), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned (the "Centex Owned Shares")) bears to the total number of shares of Centex Common Stock outstanding on the Record Date. The beneficial interest of the undersigned in the Shares is thus equal to approximately .000017 multiplied by the number of the Centex Owned Shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

      By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 23, 1999.

     READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION      CENTEX CORPORATION            Please mark
OF ALL THE NOMINEES IN ITEM 1.                                                                      your vote as [X]
                                                                                                    indicated in
                                                                                                    this example


1. Election of directors listed to the right to serve until the       (INSTRUCTIONS: To withhold authority to vote for
   Annual Meeting of Stockholders in 2002.                             any individual nominee, write the nominee's
                                                                       name in the space provided below.)
     FOR all nominees             WITHHOLD
    listed to the right           AUTHORITY
     (except as marked    to vote for all nominees                    Barbara T. Alexander, Juan L. Elek and Paul R. Seegers
      to the contrary).       listed to the right.
           [ ]                      [ ]                               ---------------------------------------------------------

2. In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.



                                                                                       THIS PROXY MAY BE REVOKED AT ANY TIME
                                                                                       BEFORE IT IS VOTED AT THE ANNUAL
                                                                                       MEETING.

                                                                                       UNLESS OTHERWISE SPECIFIED, THIS PROXY
                                                                                       WILL BE VOTED FOR ITEM 1 AND, IN THE
                                                                                       DISCRETION OF THE NAMED PROXIES, UPON
                                                                                       SUCH OTHER BUSINESS AS MAY PROPERLY BE
                                                                                       BROUGHT BEFORE THE MEETING OR ANY
                                                                                       ADJOURNMENT THEREOF. By executing this
                                                                                       proxy, the undersigned hereby revokes
                                                                                       prior proxies relating to the meeting.

                                                                                       Dated: _________________________, 1999

                                                                                       --------------------------------------
                                                                                                    Signature

                                                                                       --------------------------------------
                                                                                                    Signature


------------------------------------------------------------------------------------------------------------------------------

PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO
ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS
IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.


------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE        3333 HOLDING CORPORATION
FOR THE ELECTION OF ALL THE NOMINEES IN ITEM 1.



1. Election of directors listed to the right.                         (INSTRUCTIONS: To withhold authority to vote for
                                                                       any individual nominee, write the nominee's
                                                                       name in the space provided below.)
     FOR all nominees             WITHHOLD
    listed to the right           AUTHORITY
     (except as marked    to vote for all nominees                    Richard C. Decker, Josiah O. Low, III and David M. Sherer
      to the contrary).       listed to the right.
           [ ]                      [ ]                               ---------------------------------------------------------

2. In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.



                                                                                       THIS PROXY MAY BE REVOKED AT ANY TIME
                                                                                       BEFORE IT IS VOTED AT THE ANNUAL
                                                                                       MEETING.

                                                                                       UNLESS OTHERWISE SPECIFIED, THIS PROXY
                                                                                       WILL BE VOTED FOR ITEM 1 AND, IN THE
                                                                                       DISCRETION OF THE NAMED PROXIES, UPON
                                                                                       SUCH OTHER BUSINESS AS MAY PROPERLY BE
                                                                                       BROUGHT BEFORE THE MEETING OR ANY
                                                                                       ADJOURNMENT THEREOF. By executing this
                                                                                       proxy, the undersigned hereby revokes
                                                                                       prior proxies relating to the meeting.

                                                                                       Dated: _________________________, 1999

                                                                                       --------------------------------------
                                                                                                    Signature

                                                                                       --------------------------------------
                                                                                                    Signature


------------------------------------------------------------------------------------------------------------------------------